                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) March 15, 2001





         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                    NAVISTAR FINANCIAL 2000-A OWNER TRUST AND
                      NAVISTAR FINANCIAL 2000-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On March 26, 2001,  Registrant made available  the
          Monthly Servicer Certificates for the Period of February 2001 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                    NAVISTAR FINANCIAL 2000-A OWNER TRUST AND
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)








Date:   March 30, 2001                      By:/s/ Ronald D. Markle
----------------------------                       --------------------------
                                                   Ronald D. Markle
                                                   Vice President & Controller

                                    FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






   20.1        Navistar Financial 1997-B Owner Trust
               Monthly Servicer Certificate, dated March 15, 2001


   20.2        Navistar Financial 1998-A Owner Trust
               Monthly Servicer Certificate, dated March 15, 2001


   20.3        Navistar Financial 1999-A Owner Trust
               Monthly Servicer Certificate, dated March 15, 2001


   20.4        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated March 15, 2001


   20.5        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated March 15, 2001

Exhibit 20.1
Page 1 of 3
                     Navistar Financial 1997 - B Owner Trust
                          For the Month of February2001
                       Distribution Date of March 15, 2001
                            Servicer Certificate #41

Original Pool amount Initial Receivables              $408,527,638.36
Subsequent Receivables  (transferred 11/13/97)         $91,466,751.20


Beginning Pool Balance                                 $75,213,872.16
Beginning Pool Factor                                       0.1504294

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay) $5,007,575.52
     Interest Collected                                   $591,906.76

Additional Deposits:
     Repurchase Amounts                                         $0.00
     Liquidation Proceeds / Recoveries                    $621,269.62
Total Additional Deposits                                 $621,269.62

Repos / Chargeoffs                                        $866,985.94
Aggregate Number of Notes Charged Off                             179

Total Available Funds                                   $5,774,483.41

Ending Pool Balance                                    $69,785,579.19
Ending Pool Factor                                          0.1395727

Servicing Fee                                              $62,678.23

Repayment of Servicer Advances                            $446,268.49

Reserve Account:
     Beginning Balance  (see Memo Item)                $10,047,588.97
     Target Percentage                                         10.00%
     Target Balance                                     $6,978,557.92
     Minimum Balance                                    $9,999,887.79
     (Release) / Deposit                                  ($47,701.18)
     Ending Balance                                     $9,999,887.79

Current Weighted Average APR:                                  9.305%
Current Weighted Average Remaining Term (months):               17.22

Delinquencies                                                 Dollars    Notes
     Installments:               1 - 30 days            $1,231,942.94      984
                                 31 - 60 days             $344,694.37      232
                                 60+  days                $481,825.14      131

     Total:                                             $2,058,462.45    1,023

     Balances:                   60+  days              $2,801,284.45      131

Memo Item - Reserve Account

     Prior Month                                        $9,999,887.79
     Invest. Income                                        $47,701.18
     Excess Serv.                                               $0.00
     Transfer (to) / from Collections Account                   $0.00
     Beginning Balance                                 $10,047,588.97

Exhibit 20.1
Page 2 of 3

Navistar Financial 1997 - B Owner Trust
For the Month  of  February 2001


                                                                                              NOTES

                                                 TOTAL     CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES

Original Pool Amount                   $500,000,000.00 $107,000,000.00 $94,000,000.00 $132,000,000.00 $149,500,000.00 $17,500,000.00
Distributions:
     Distribution Percentages                                    0.00%          0.00%           0.00%          96.50%          3.50%
     Coupon                                                      5.72%          5.96%           6.20%           6.30%          6.30%

Beginning Pool Balance                  $75,213,872.16
Ending Pool Balance                     $69,785,579.19

Collected Principal                      $4,561,307.03
Collected Interest                         $591,906.76
Charge - Offs                              $866,985.94
Liquidation Proceeds / Recoveries          $621,269.62
Servicing                                   $62,678.23
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service $5,711,805.18

Beginning Balance                       $75,213,872.16           $0.00          $0.00           $0.00  $72,581,386.67  $2,632,485.49

Interest Due                               $394,872.83           $0.00          $0.00           $0.00     $381,052.28     $13,820.55
Interest Paid                              $394,872.83           $0.00          $0.00           $0.00     $381,052.28     $13,820.55
Principal Due                            $5,428,292.97           $0.00          $0.00           $0.00   $5,238,302.72    $189,990.25
Principal Paid                           $5,428,292.97           $0.00          $0.00           $0.00   $5,238,302.72    $189,990.25

Ending Balance                          $69,785,579.19           $0.00          $0.00           $0.00  $67,343,083.95  $2,442,495.24
Note / Certificate Pool Factor                                  0.0000         0.0000          0.0000          0.4505         0.1396
   (Ending Balance / Original Pool Amount)
Total Distributions                      $5,823,165.80           $0.00          $0.00           $0.00   $5,619,355.00    $203,810.80

Interest Shortfall                               $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
      (required from Reserve)
Excess Servicing                                 $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $10,047,588.97
(Release) / Draw                           ($47,701.18)
Ending Reserve Acct Balance              $9,999,887.79

Exhibit 20.1
Page 3 of 3

Navistar Financial 1997 - B Owner Trust
For the Month  of  February 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                     5                     4                3               2              1
                                                  Oct-00                 Nov-00          Dec-00          Jan-01          Feb-01

Beginning Pool Balance                         $98,965,844.59     $91,208,888.49  $85,230,578.37  $80,278,502.18  $75,213,872.16

A)   Loss Trigger:
Principal of Contracts Charged Off                $296,249.71         $76,165.51     $229,870.00     $225,392.74     $866,985.94
Recoveries                                        $482,106.55        $363,891.77     $522,099.27     $318,826.05     $621,269.62

Total Charged Off (Months 5, 4, 3)                $602,285.22
Total Recoveries (Months 3, 2, 1)               $1,462,194.94
Net Loss / (Recoveries) for 3 Mos                ($859,909.72)(a)

Total Balance (Months 5, 4, 3)                $275,405,311.45 (b)

Loss Ratio Annualized  [(a/b) * (12)]               -3.74681%
Trigger:  Is Ratio > 1.5%                                  No

                                                   Dec-00                 Jan-01          Feb-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days                  3,045,995.52    $2,761,680.82   $2,801,284.45
     As % of Beginning Pool Balance                    3.57383%         3.44012%        3.72443%
     Three Month Average                               3.03694%         3.32924%        3.57946%
Trigger:  Is Average > 2.0%                               Yes

C)   Noteholders Percent Trigger:                    2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                                No

Exhibit 20.2
Page 1 of 3
                     Navistar Financial 1998 - A Owner Trust
                         For the Month of February, 2001
                       Distribution Date of March 15, 2001
                            Servicer Certificate #34

Original Pool Amount                                   $500,864,370.04


Beginning Pool Balance                                 $127,511,383.71
Beginning Pool Factor                                       0.25458266

Principal and Interest Collections:
     Principal Collected                                 $7,327,153.73
     Interest Collected                                    $945,509.91

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $776,359.72
Total Additional Deposits                                  $776,359.72

Repos / Chargeoffs                                         $851,191.50
Aggregate Number of Notes Charged Off                              183

Total Available Funds                                    $9,049,023.36

Ending Pool Balance                                    $119,333,038.48
Ending Pool Factor                                           0.2382542

Servicing Fee                                              $106,259.49

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $11,216,319.48
     Target Percentage                                          10.00%
     Target Balance                                     $11,933,303.85
     Minimum Balance                                    $10,017,287.40
     (Release) / Deposit                                   ($48,398.14)
     Ending Balance                                     $11,167,921.34

Current Weighted Average APR:                                   8.910%
Current Weighted Average Remaining Term (months):                22.72

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days             $2,146,595.59     1,544
                                 31 - 60 days              $785,596.93       444
                                 60+  days                 $345,699.79       158

     Total:                                              $3,277,892.31     1,591

     Balances:                   60+  days               $3,270,171.28       158

Memo Item - Reserve Account

     Prior Month                                        $11,035,279.12
     Invest. Income                                         $48,398.14
     Excess Serv.                                          $132,642.22
     Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $11,216,319.48

Exhibit 20.2
Page 2 of 3

Navistar Financial 1998 - A Owner Trust
For the Month  of  February, 2001


                                                                          NOTES
                                                       TOTAL           CLASS A             CLASS B
                                                       -----           --------            -------

Original Pool Amount                         $500,864,370.04    $483,334,000.00     $17,530,370.04
Distributions:
     Distribution Percentages                                            96.50%              3.50%
     Coupon                                                               5.94%              6.10%

Beginning Pool Balance                       $127,511,383.71
Ending Pool Balance                          $119,333,038.48

Collected Principal                            $7,327,153.73
Collected Interest                               $945,509.91
Charge - Offs                                    $851,191.50
Liquidation Proceeds / Recoveries                $776,359.72
Servicing                                        $106,259.49
Cash Transfer from Reserve Account                     $0.00
Total Collections Avail for Debt Service       $8,942,763.87

Beginning Balance                            $127,511,383.71    $123,048,368.19      $4,463,015.52

Interest Due                                     $631,776.42        $609,089.42         $22,687.00
Interest Paid                                    $631,776.42        $609,089.42         $22,687.00
Principal Due                                  $8,178,345.23      $7,892,103.15        $286,242.08
Principal Paid                                 $8,178,345.23      $7,892,103.15        $286,242.08

Ending Balance                               $119,333,038.48    $115,156,265.04      $4,176,773.44
Note / Certificate Pool Factor                                           0.2383             0.2383
   (Ending Balance / Original Pool Amount)
Total Distributions                            $8,810,121.65      $8,501,192.57        $308,929.08

Interest Shortfall                                     $0.00              $0.00              $0.00
Principal Shortfall                                    $0.00              $0.00              $0.00
     Total Shortfall                                   $0.00              $0.00              $0.00
      (required from Reserve)
Excess Servicing                                 $132,642.22
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance                $11,216,319.48
(Release) / Draw                                 ($48,398.14)
Ending Reserve Acct Balance                   $11,167,921.34

Exhibit 20.2
Page 3 of 3

Navistar Financial 1998 - A Owner Trust
For the Month  of  February, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                             5                  4                   3                 2                 1
                                          Oct-00             Nov-00              Dec-00            Jan-01            Feb-01

Beginning Pool Balance                    $157,331,921.34    $150,010,353.13     $142,962,086.79   $135,123,113.77   $127,511,383.71

A)   Loss Trigger:
Principal of Contracts Charged Off            $267,984.59        $561,796.55         $486,262.10       $788,792.32       $851,191.50
Recoveries                                    $838,978.76        $551,920.63         $530,200.59       $284,101.47       $776,359.72

Total Charged Off (Months 5, 4, 3)          $1,316,043.24
Total Recoveries (Months 3, 2, 1)           $1,590,661.78
Net Loss / (Recoveries) for 3 Mos            ($274,618.54)(a)

Total Balance (Months 5, 4, 3)            $450,304,361.26 (b)

Loss Ratio Annualized  [(a/b) * (12)]       -0.73182%

Trigger:  Is Ratio > 1.5%                      No

                                                   Dec-00             Jan-01               Feb-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days           $3,801,495.06      $2,686,361.14        $3,270,171.28
     As % of Beginning Pool Balance              2.65909%           1.98808%             2.56461%
     Three Month Average                         2.68381%           2.59090%             2.40393%
Trigger:  Is Average > 2.0%                    Yes

C)   Noteholders Percent Trigger:           2.22973%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                    No

Exhibit 20.3
Page 1 of 3
                     Navistar Financial 1999 - A Owner Trust
                         For the Month of February 2001
                       Distribution Date of March 15, 2001
                            Servicer Certificate #22

Original Pool Amount                                   $714,764,750.47



Beginning Pool Balance                                 $356,000,234.47
Beginning Pool Factor                                        0.4980663

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay) $12,613,689.43
     Interest Collected                                  $2,481,458.07

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                   $1,896,827.90
Total Additional Deposits                                $1,896,827.90

Repos / Chargeoffs                                       $1,871,930.49
Aggregate Number of Notes Charged Off                              248

Total Available Funds                                   $16,991,975.40

Ending Pool Balance                                    $341,514,614.55
Ending Pool Factor                                           0.4778000

Servicing Fee                                              $296,666.86

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $21,040,734.18
     Target Percentage                                          10.00%
     Target Balance                                     $34,151,461.46
     Minimum Balance                                    $14,295,295.01
     (Release) / Deposit                                  ($104,490.15)
     Ending Balance                                     $20,936,244.03

Current Weighted Average APR:                                   8.297%
Current Weighted Average Remaining Term (months):                31.42

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days             $3,256,773.29     3,217
                                 31 - 60 days              $862,298.67       734
                                 60+  days                 $435,268.32       251

     Total:                                              $4,554,340.28     3,244

     Balances:                   60+  days               $7,555,978.95       251

Memo Item - Reserve Account

     Prior Month                                        $20,517,546.78
     Invest. Income                                        $104,490.15
     Excess Serv.                                          $418,697.25
     Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $21,040,734.18

Exhibit 20.3
Page 2 of 3

Navistar Financial 1999 - A Owner Trust
For the Month of February 2001

                                                                                      NOTES

                                                 TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4 CLASS B NOTES
                                                 -----     -----------     -----------     -----------     ----------- -------------

Original Pool Amount                   $714,764,750.47 $147,000,000.00 $197,000,000.00 $200,000,000.00 $145,745,000.00$25,019,750.47
Distributions:
     Distribution Percentages                                    0.00%           0.00%          96.50%           0.00%         3.50%
     Coupon                                                    5.0025%         5.5500%         5.9500%         6.1300%       6.2200%

Beginning Pool Balance                 $356,000,234.47
Ending Pool Balance                    $341,514,614.55

Collected Principal                     $12,613,689.43
Collected Interest                       $2,481,458.07
Charge - Offs                            $1,871,930.49
Liquidation Proceeds / Recoveries        $1,896,827.90
Servicing                                  $296,666.86
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$16,695,308.54

Beginning Balance                      $356,000,234.48           $0.00           $0.00 $192,647,242.07 $145,745,000.00$17,607,992.41

Interest Due                             $1,790,991.37           $0.00           $0.00     $955,209.24     $744,514.04    $91,268.09
Interest Paid                            $1,790,991.37           $0.00           $0.00     $955,209.24     $744,514.04    $91,268.09
Principal Due                           $14,485,619.92           $0.00           $0.00  $13,978,623.22           $0.00   $506,996.70
Principal Paid                          $14,485,619.92           $0.00           $0.00  $13,978,623.22           $0.00   $506,996.70

Ending Balance                         $341,514,614.56           $0.00           $0.00 $178,668,618.85 $145,745,000.00$17,100,995.71
Note / Certificate Pool Factor                                  0.0000          0.0000          0.8933          1.0000        0.6835
   (Ending Balance / Original Pool Amount)
Total Distributions                     $16,276,611.29           $0.00           $0.00  $14,933,832.46     $744,514.04   $598,264.79

Interest Shortfall                               $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
Principal Shortfall                              $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
     Total Shortfall                             $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
         (required from Reserve)
Excess Servicing                           $418,697.25
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $21,040,734.18
(Release) / Draw                          ($104,490.15)
Ending Reserve Acct Balance             $20,936,244.03

Exhibit 20.3
Page 3 of 3

Navistar Financial 1999 - A Owner Trust
For the Month of February 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                              5                 4                  3                  2                 1
                                            Oct-00            Nov-00            Dec-00             Jan-01            Feb-01
                                            ------            ------            ------             ------            ------

Beginning Pool Balance                     $419,516,508.08   $402,653,545.87   $387,642,558.84    $374,974,055.11   $356,000,234.47

A)   Loss Trigger:
Principal of Contracts Charged Off           $2,092,327.07     $1,820,901.51       $660,946.77      $2,000,156.70     $1,871,930.49
Recoveries                                   $1,494,577.38     $1,377,765.70       $773,537.82        $606,330.66     $1,896,827.90

Total Charged Off (Months 5, 4, 3)           $4,574,175.35
Total Recoveries (Months 3, 2, 1)            $3,276,696.38
Net Loss / (Recoveries) for 3 Mos            $1,297,478.97 (a)

Total Balance (Months 5, 4, 3)           $1,209,812,612.79 (b)

Loss Ratio Annualized  [(a/b) * (12)]              1.2870%

Trigger:  Is Ratio > 1.5%                               No

                                                    Dec-00                 Jan-01                  Feb-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days           $10,650,454.91          $7,395,601.73           $7,555,978.95
     As % of Beginning Pool Balance               2.74749%               1.97230%                2.12246%
     Three Month Average                          2.42111%               2.56418%                2.28075%
Trigger:   Is Average > 2.0%                           Yes


C)   Noteholders Percent Trigger:                 2.92911%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance Trigger

Trigger:  Is Minimum < 1.0%                             No

Exhibit 20.4
Page 1 of 3

                     Navistar Financial 2000 - A Owner Trust
                         For the Month of February 2001
                       Distribution Date of March 15, 2001
                            Servicer Certificate #13

Original Pool Amount                                   $380,843,908.73
Subsequent Receivables (transferred 3/13/00)            $74,413,256.03
Subsequent Receivables (transferred 3/20/00)            $19,742,835.24

Beginning Pool Balance                                 $352,486,661.24
Beginning Pool Factor                                        0.7420772

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $9,078,391.20
     Interest Collected                                  $2,653,061.79

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $960,837.02
Total Additional Deposits                                  $960,837.02

Repos / Chargeoffs                                       $1,399,621.38
Aggregate Number of Notes Charged Off                              141

Total Available Funds                                   $12,692,290.01

Ending Pool Balance                                    $342,008,648.66
Ending Pool Factor                                           0.7200182

Servicing Fee                                              $293,738.88

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $19,032,961.98
     Target Percentage                                          10.00%
     Target Balance                                     $34,200,864.87
     Minimum Balance                                     $9,105,143.30
     (Release) / Deposit                                   ($91,425.11)
     Ending Balance                                     $18,941,536.87

Current Weighted Average APR:                                   9.169%
Current Weighted Average Remaining Term (months):                42.70

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days             $2,586,803.58     2,591
                                 31 - 60 days              $705,594.60       597
                                 60+  days                 $339,113.70       156

     Total:                                              $3,631,511.88     2,606

     Balances:                   60+  days               $7,685,523.19       156

Memo Item - Reserve Account

     Prior Month                                        $19,120,511.56
     Invest. Income                                         $91,425.11
     Excess Serv.                                                $0.00
     Transfer (to) / from Collections Account             ($178,974.69)
     Beginning Balance                                  $19,032,961.98

Exhibit 20.4
Page 2 of 3

For the Month of February 2001

                                                                                     NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
                                                 -----    -----------     -----------     -----------     -----------  -------------
Original Pool Amount                   $475,000,000.00 $84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                                   0.00%          96.25%           0.00%           0.00%          3.75%
     Coupon                                                   6.0800%         6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance                 $352,486,661.24
Ending Pool Balance                    $342,008,648.66

Collected Principal                      $9,078,391.20
Collected Interest                       $2,653,061.79
Charge - Offs                            $1,399,621.38
Liquidation Proceeds / Recoveries          $960,837.02
Servicing                                  $293,738.88
Cash Transfer from Reserve Account         $178,974.69
Total Collections Avail for Debt Service$12,577,525.82

Beginning Balance                      $352,486,661.24          $0.00 $104,930,911.45 $110,000,000.00 $121,187,500.00 $16,368,249.79

Interest Due                             $2,099,513.24          $0.00     $596,357.35     $660,000.00     $741,263.54    $101,892.35
Interest Paid                            $2,099,513.24          $0.00     $596,357.35     $660,000.00     $741,263.54    $101,892.35
Principal Due                           $10,478,012.58          $0.00  $10,085,087.11           $0.00           $0.00    $392,925.47
Principal Paid                          $10,478,012.58          $0.00  $10,085,087.11           $0.00           $0.00    $392,925.47

Ending Balance                         $342,008,648.66           0.00   94,845,824.34  110,000,000.00 $121,187,500.00  15,975,324.32
Note / Certificate Pool Factor                                 0.0000          0.6679          1.0000          1.0000         0.8969
   (Ending Balance / Original Pool Amount)
Total Distributions                     $12,577,525.82          $0.00  $10,681,444.46     $660,000.00     $741,263.54    $494,817.82

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                                 $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $19,032,961.98
(Release) / Draw                           ($91,425.11)
Ending Reserve Acct Balance             $18,941,536.87

Exhibit 20.4
Page 3 of 3

For the Month of February 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                 5                  4              3                  2                 1
                                               Oct-00             Nov-00         Dec-00             Jan-01            Feb-01
                                               ------             ------         ------             ------            ------

Beginning Pool Balance                    $395,679,940.21    $384,929,019.74    $376,295,860.93    $367,192,775.67   $352,486,661.24

A)   Loss Trigger:
Principal of Contracts Charged Off          $863,914.62        $822,965.73          $925,879.76      $1,380,479.72     $1,399,621.38
Recoveries                                  $770,991.06        $512,873.99          $471,023.89      $1,012,917.37       $960,837.02

Total Charged Off (Months 5, 4, 3)          $2,612,760.11
Total Recoveries (Months 3, 2, 1)           $2,444,778.28
Net Loss / (Recoveries) for 3 Mos             $167,981.83 (a)

Total Balance (Months 5, 4, 3)          $1,156,904,820.88 (b)

Loss Ratio Annualized  [(a/b) * (12)]              0.1742%

Trigger:  Is Ratio > 1.5%                               No



                                                Dec-00             Jan-01            Feb-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days          $10,100,814.75      $6,704,167.56     $7,685,523.19
     As % of Beginning Pool Balance              2.68427%           1.82579%          2.18037%
     Three Month Average                         1.97835%           2.17238%          2.23015%
Trigger:  Is Average > 2.0%                            Yes

C)   Noteholders Percent Trigger:                          3.9877%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                                     No

Exhibit 20.5
Page 1 of 3
                     Navistar Financial 2000 - B Owner Trust
                         For the Month of February 2001
                       Distribution Date of March 15, 2001
                             Servicer Certificate #5

Original Pool Amount                                   $764,710,097.53


Beginning Pool Balance                                 $685,573,339.02
Beginning Pool Factor                                        0.8965140

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay) $19,069,506.86
     Interest Collected                                  $5,598,267.66

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                   $1,625,735.77
Total Additional Deposits                                $1,625,735.77

Repos / Chargeoffs                                       $1,607,843.56
Aggregate Number of Notes Charged Off                              188

Total Available Funds                                   $26,293,510.29

Ending Pool Balance                                    $664,895,988.60
Ending Pool Factor                                           0.8694746

Servicing Fee                                              $571,311.12

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $37,269,278.47
     Target Percentage                                          10.00%
     Target Balance                                     $66,489,598.86
     Minimum Balance                                    $15,294,201.95
     (Release) / Deposit                                  ($167,681.26)
     Ending Balance                                     $37,101,597.21

Current Weighted Average APR:                                   9.756%
Current Weighted Average Remaining Term (months):                46.83

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days             $3,908,466.98     3,450
                                 31 - 60 days              $822,880.78       688
                                 60+  days                 $370,190.67       206

     Total:                                              $5,101,538.43     3,480

     Balances:                   60+  days              $10,132,228.55       206

Memo Item - Reserve Account

     Prior Month                                        $35,870,731.00
     Invest. Income                                        $167,681.26
     Excess Serv.                                        $1,230,866.21
     Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $37,269,278.47

Exhibit 20.5
Page 2 of 3

For the Month of February 2001

                                                                                       NOTES

                                                 TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4 CLASS B NOTES
                                                 -----     -----------     -----------     -----------     ----------- -------------
Original Pool Amount                   $764,710,097.53 $140,000,000.00 $232,400,000.00 $184,900,000.00 $178,733,000.00$28,677,097.53
Distributions:
     Distribution Percentages                                  100.00%           0.00%           0.00%           0.00%         0.00%
     Coupon                                                    6.7300%         6.6600%         6.6700%         6.7800%       7.0300%

Beginning Pool Balance                 $685,573,339.02
Ending Pool Balance                    $664,895,988.60

Collected Principal                     $19,069,506.86
Collected Interest                       $5,598,267.66
Charge - Offs                            $1,607,843.56
Liquidation Proceeds / Recoveries        $1,625,735.77
Servicing                                  $571,311.12
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$25,722,199.17

Beginning Balance                      $685,573,339.02  $60,863,241.49 $232,400,000.00 $184,900,000.00 $178,733,000.00$28,677,097.53

Interest Due                             $3,813,982.54     $318,585.26   $1,289,820.00   $1,027,735.83   $1,009,841.45   $168,000.00
Interest Paid                            $3,813,982.54     $318,585.26   $1,289,820.00   $1,027,735.83   $1,009,841.45   $168,000.00
Principal Due                           $20,677,350.42  $20,677,350.42           $0.00           $0.00           $0.00         $0.00
Principal Paid                          $20,677,350.42  $20,677,350.42           $0.00           $0.00           $0.00         $0.00

Ending Balance                         $664,895,988.60   40,185,891.07  232,400,000.00  184,900,000.00  178,733,000.00 28,677,097.53
Note / Certificate Pool Factor                                  0.2870          1.0000          1.0000          1.0000        1.0000
   (Ending Balance / Original Pool Amount)
Total Distributions                     $24,491,332.96  $20,995,935.68   $1,289,820.00   $1,027,735.83   $1,009,841.45   $168,000.00

Interest Shortfall                               $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
Principal Shortfall                              $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
     Total Shortfall                             $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
         (required from Reserve)
Excess Servicing                         $1,230,866.21
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $37,269,278.47
(Release) / Draw                          ($167,681.26)
Ending Reserve Acct Balance             $37,101,597.21

Exhibit 20.5
Page 3 of 3

For the Month of February 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                            5                 4                3                   2                  1
                                          Oct-00            Nov-00           Dec-00              Jan-01             Feb-01
                                          ------            ------           ------              ------             ------

Beginning Pool Balance               $764,710,097.53   $741,556,161.94      $722,425,361.72     $703,514,350.74    $685,573,339.02

A)   Loss Trigger:
Principal of Contracts Charged Off       $637,732.76      $1,969,548.20       $5,200,097.76       $1,534,133.20      $1,607,843.56
Recoveries                                     $0.00         $49,563.20         $343,736.93         $138,624.99      $1,625,735.77

Total Charged Off (Months 5, 4, 3)     $7,807,378.72
Total Recoveries (Months 3, 2, 1)      $2,108,097.69
Net Loss / (Recoveries) for 3 Mos      $5,699,281.03 (a)

Total Balance (Months 5, 4, 3)     $2,228,691,621.19 (b)

Loss Ratio Annualized  [(a/b) * (12)]        3.0687%

Trigger:  Is Ratio > 1.5%                            Yes


                                            Dec-00           Jan-01              Feb-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days       $11,224,467.79    $9,269,573.66      $10,132,228.55
     As % of Beginning Pool Balance           1.55372%         1.31761%            1.47792%
     Three Month Average                      0.98899%         1.32243%            1.44975%

Trigger:  Is Average > 2.0%                           No

C)   Noteholders Percent Trigger:            4.8517%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                           No